UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2014

Martin Marietta Materials, Inc.
(Exact name of registrant as specified in charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Introduction

As previously announced, on January 27, 2014, Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta”), Texas Industries, Inc., a Delaware corporation (“TXI”), and Project Holdings, Inc., a North Carolina corporation and a wholly owned subsidiary of Martin Marietta (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into TXI (the “Merger”), with TXI surviving the Merger as a wholly owned subsidiary of Martin Marietta.  On May 30, 2014, Martin Marietta and TXI each filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement/prospectus (the “Definitive Joint Proxy Statement/Prospectus”) in connection with the Merger, which was mailed to the shareholders of Martin Marietta and the stockholders of TXI on or about June 2, 2014.  Martin Marietta is making this filing in connection with the execution of a memorandum of understanding (the “MOU”) regarding the settlement of certain litigation arising out of the announcement of the Merger Agreement.

As disclosed on page 86 of the Definitive Joint Proxy Statement/Prospectus, following announcement of the Merger Agreement, a purported stockholder of TXI filed a putative class action lawsuit against TXI and members of the TXI board, and against Martin Marietta and one of its affiliates (collectively, the “Defendants”), in the United States District Court for the Northern District of Texas (the “Court”), captioned Maxine Phillips, Individually and on Behalf of All Others Similarly Situated v. Texas Industries, Inc., et al., Case 3:14-cv-00740-B (the “Phillips Action”).  The plaintiff in the Phillips Action (the “Plaintiff”) alleges in an amended complaint, among other things, (i) that members of the TXI board breached their fiduciary duties to TXI’s stockholders by failing to fully disclose material information regarding the proposed transaction and by adopting the Merger Agreement for inadequate consideration and pursuant to an inadequate process, (ii) that Martin Marietta and one of Martin Marietta’s affiliates aided and abetted the TXI board in their alleged breaches of fiduciary duty and (iii) that the Registration Statement on Form S-4 filed with the SEC on March 21, 2014 in connection with the Merger contains certain material misstatements and omissions in violation of Section 14(a) and 20(a) of the Exchange Act.  The Plaintiff seeks, among other things, injunctive relief enjoining TXI and Martin Marietta from proceeding with the Merger, rescission in the event the Merger is consummated, damages and an award of attorneys’ and other fees and costs.

On June 10, 2014, counsel for the Defendants entered into the MOU with counsel for the Plaintiff pursuant to which Martin Marietta and TXI have agreed to make the disclosures concerning the Merger set forth below.  The MOU also provides that, solely for purposes of settlement, the Court will certify a class consisting of all persons who were record or beneficial shareholders of TXI at any time between March 25, 2013 and the consummation of the Merger (the “Class”).  In addition, the MOU provides that, subject to approval by the Court after notice to the members of the Class (the “Class Members”), the Phillips Action will be dismissed with prejudice and all claims, including derivative claims, that the Class Members may possess with regard to the Merger will be released.  In connection with the settlement, the Plaintiff’s counsel has expressed its intention to seek an award by the Court of attorneys’ fees and expenses.  The amount of the award to the Plaintiff’s counsel will ultimately be determined by the Court.  This payment will not affect the amount of merger consideration to be received by any TXI stockholder in the Merger.  There can be no assurance that the parties will ultimately enter into a definitive stipulation of settlement or that the Court will approve the settlement.  In the absence of either event, the proposed settlement as contemplated by the MOU may be terminated.

The Defendants each have denied, and continue to deny, that they have committed or aided and abetted in the commission of any violation of law or breaches of duty or engaged in any of the alleged wrongful acts and the Defendants expressly maintain that they diligently and scrupulously complied with their fiduciary, disclosure and other legal duties.  The Defendants are entering into the MOU and the contemplated settlement solely to eliminate the risk, burden and expense of further litigation.  Nothing in the MOU, any settlement agreement or any public filing, including this Current Report on Form 8-K (this “Current Report”), is or shall be deemed to be an admission of the legal necessity of filing or the materiality under applicable laws of any of the additional information contained herein or in any public filing associated with the proposed settlement of the Phillips Action.

Supplemental Disclosures

Solely in connection with the contemplated settlement of the Phillips Action, Martin Marietta and TXI have agreed to make the following supplemental disclosures to the Definitive Joint Proxy Statement/Prospectus.  The following information should be read in conjunction with the Definitive Joint Proxy Statement/Prospectus, which should be read in its entirety.  All page references in the information below are to pages in the Definitive Joint Proxy Statement/Prospectus, and capitalized terms used in this Current Report shall have the meanings set forth in the Definitive Joint Proxy Statement/Prospectus, unless otherwise defined herein.

(1)	Supplement to “Opinion of TXI’s Financial Advisor—Selected Public Companies Analysis”

The following disclosure supplements and is to be inserted after the last sentence in the first paragraph under the heading “Selected Public Companies Analysis” on page 69 of the Definitive Joint Proxy Statement/Prospectus and replaces the fourth sentence in the second paragraph under the heading “Selected Public Companies Analysis” on page 70 of the Definitive Joint Proxy Statement/Prospectus.

Citigroup reviewed, among other things, the enterprise values of the selected companies, TXI and Martin Marietta, calculated as equity value (based on closing stock prices on January 24, 2014) plus debt and minority interests, less cash, as a multiple of estimated calendar years 2013 and 2014 EBITDA.

Global Producers	Enterprise Value / 2013E EBITDA	Enterprise Value / 2014E EBITDA
● Holcim Ltd.	8.6x	7.6x
● Lafarge SA	8.9	7.7
● CRH PLC	12.5	10.6
● HeidelbergCement AG	8.0	7.4
● Cemex, S.A.B. de C.V.	12.3	10.9

U.S. Producers	Enterprise Value / 2013E EBITDA	Enterprise Value / 2014E EBITDA
● Vulcan Materials Company	22.1x	17.3x
● Eagle Materials Inc.	17.1	11.6

The following disclosure supplements and restates the seventh sentence in the second paragraph under the heading “Selected Public Companies Analysis” on page 70 of the Definitive Joint Proxy Statement/Prospectus.

Based on its professional judgment and taking into consideration the observed multiples for the selected companies, Citigroup then applied ranges of selected multiples to estimated calendar year 2014 EBITDA for TXI and Martin Marietta of 11.5x-12.6x and 12.0x-13.5x, respectively.

(2)	Supplement to “Opinion of TXI’s Financial Advisor—Discounted Cash Flow Analysis”

The words “less taxes,” supplement and are to be inserted after the words “(referred to as “adjusted EBIT”)” in the second sentence in the first paragraph under the heading “Discounted Cash Flow Analysis” on page 70 of the Definitive Joint Proxy Statement/Prospectus.

The following disclosure supplements and is to be inserted after the second sentence in the first paragraph under the heading “Discounted Cash Flow Analysis” on page 70 of the Definitive Joint Proxy Statement/Prospectus.

TXI’s net operating loss carry forwards were valued separately in the context of a standalone company at approximately $3.75 per share (which is not reflected in the reference range provided below with respect to the discounted cash flow analyses because such value did not take into consideration any potential limitation due to a change of control), and stock-based compensation was treated as a cash expense for both TXI and Martin Marietta.  Proceeds from any potential sale of real estate were not incorporated into the analysis.

The following disclosure supplements and is to be inserted after the third sentence in the first paragraph under the heading “Discounted Cash Flow Analysis” on page 70 of the Definitive Joint Proxy Statement/Prospectus.

Based on TXI management estimates, Citigroup used an estimated mid-cycle EBITDA terminal value for TXI of $418 million, and based on Martin Marietta management estimates, Citigroup used an estimated mid-cycle EBITDA terminal value for Martin Marietta of $700 million.  The implied mid-cycle terminal unlevered free cash flows derived from the analysis for TXI and Martin Marietta were $248 million and $321 million, respectively.  The range of implied terminal perpetuity growth rates derived from the analysis for TXI and Martin Marietta were 0.2% to 3.7% and 2.9% to 5.7%, respectively.

(3)	Supplement to “Opinion of TXI’s Financial Advisor—Contribution Analysis”

The following disclosure supplements and is to be inserted after the last sentence in the first paragraph under the heading “Contribution Analysis” on page 71 of the Definitive Joint Proxy Statement/Prospectus.

The proportions of contribution from TXI and Martin Marietta based on this analysis are below:

	Contribution
	MLM	TXI	Combined
Equity Value	74%	26%	100.0%
Enterprise Value	72%	28%	100.0%
CY Net Revenue
2013E	71%	29%	100.0%
2014E	69%	31%	100.0%
2015E	69%	31%	100.0%
CY EBITDA
2013E	79%	21%	100.0%
2014E	71%	29%	100.0%
2015E	69%	31%	100.0%
CY EBIT
2013E	87%	13%	100.0%
2014E	74%	26%	100.0%
2015E	70%	30%	100.0%
CY Net Income
2013E	-	-	-
2014E	85%	15%	100.0%
2015E	72%	28%	100.0%

Subsequent Litigation

On May 30, 2014, a purported stockholder of Martin Marietta filed a putative class action lawsuit against Martin Marietta and members of the Martin Marietta board, and against TXI, in the Supreme Court of the State of New York, County of New York, captioned City Trading Fund, on Behalf of Itself and All Others Similarly Situated v. C. Howard Nye, et al., Index No. 651668/2014 (the “City Trading Fund Action”).  The plaintiff in the City Trading Fund Action alleges that Martin Marietta and its board members breached their fiduciary duties by failing to disclose material information in the Definitive Joint Proxy Statement/Prospectus, and that TXI aided and abetted such breach.  The plaintiff in the City Trading Fund Action seeks, among other things, injunctive relief enjoining TXI and Martin Marietta from proceeding with the Merger absent additional disclosures, damages and an award of attorneys’ and other fees and costs.  Martin Marietta and TXI believe the lawsuit is without merit.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of TXI by Martin Marietta, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Martin Marietta’s  and TXI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of approval of both Martin Marietta’s shareholders and TXI’s stockholders; the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate TXI’s operations into those of Martin Marietta; the integration of TXI’s operations into those of Martin Marietta being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; the retention of certain key employees of TXI being difficult; Martin Marietta’s and TXI’s ability to adapt its services to changes in technology or the marketplace; Martin Marietta’s and TXI’s ability to maintain and grow its relationship with its customers; levels of construction spending in the markets; a decline in the commercial component of the nonresidential construction market and the subsequent impact on construction activity; a slowdown in residential construction recovery; unfavorable weather conditions; a widespread decline in aggregates pricing; changes in the cost of raw materials, fuel and energy and the availability and cost of construction equipment in the United States; the timing and amount of federal, state and local transportation and infrastructure funding; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; and changes to and the impact of the laws, rules and regulations (including environmental laws, rules and regulations) that regulate Martin Marietta’s and TXI’s operations. Additional information concerning these and other factors can be found in Martin Marietta’s and TXI’s filings with the SEC, including Martin Marietta’s and TXI’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  These risks, as well as other risks associated with Martin Marietta’s proposed acquisition of TXI are also more fully discussed in the definitive joint proxy statement/prospectus that Martin Marietta and TXI filed with the SEC on Form 424B3 and Schedule 14A, respectively, on May 30, 2014 in connection with the proposed acquisition.  Martin Marietta  and TXI assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed transaction between Martin Marietta and TXI, Martin Marietta filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Martin Marietta and TXI and that also constitutes a prospectus of Martin Marietta (which registration statement was declared effective on May 30, 2014).  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BY MARTIN MARIETTA OR TXI, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MARTIN MARIETTA, TXI AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents can also be obtained free of charge from Martin Marietta upon written request to the Corporate Secretary at Martin Marietta Materials, Inc., 2710 Wycliff Road, Raleigh, NC 27607, telephone number (919) 783-4540 or from Martin Marietta’s website,  http://ir.martinmarietta.com or from TXI upon written request to TXI at Investor Relations, Texas Industries, Inc., 1503 LBJ Freeway, Suite 400, Dallas, Texas 75234, telephone number (972) 647-6700 or from TXI’s website, http://investorrelations.txi.com.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Martin Marietta, TXI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding Martin Marietta’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 24, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on April 17, 2014. Information regarding TXI’s directors and executive officers may be found in its Annual Report for the year ended May 31, 2013 on Form 10-K filed with the SEC on July 22, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on August 23, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants is also included in the joint proxy statement/prospectus.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: June 10, 2014	By:	/s/ Roselyn R. Bar
		Name:	Roselyn R. Bar
		Title:	Senior Vice President, General Counsel
And Corporate Secretary